UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


  Date of Report (Date of earliest event reported) May 14, 2007


                   URANIUM HUNTER CORPORATION
     (Exact name of registrant as specified in its charter)

                Commission file number 000-51700


Nevada                                                        N/A
(State or other jurisdiction                     (I.R.S. Employer
of incorporation)                             Identification No.)

First Canadian Place
100 King Street West, Suite 5700
Toronto, Ontario, Canada                                  M5X 1K7
(Address of principal                                  (Zip Code)
executive offices)


Registrant's telephone number, including area code: (416) 915-3199

                         Not applicable
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On May 14, 2007, Uranium Hunter Corporation (the "Company") issued a press release which announced that the Company had raised $675,000 in a private placement financing of its common stock at $1.00 per share. These securities were sold in reliance upon the exemption provided by Regulation S promulgated under the Securities Act of 1933, as amended.


Item 9.01      Financial Statements and Exhibits.

Exhibits:

99.1 Press release dated May 14, 2007.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              URANIUM HUNTER CORPORATION
                               (Registrant)


Dated:     May 17, 2007       By:  /s/ Adam  Cegielski
                              Name:    Adam Cegielski
                              Title:   President   and   Chief
                                       Executive Officer